                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /     Preliminary Proxy Statement
/ /     Confidential, for Use of the Commission
        Only (as permitted by Rule 14a-6(e)(2))
/X/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Schroder Capital Funds (Delaware)
        -----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

        -----------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/     No fee required
/ /     Fee computed on table below per Exchange Act Rule 14a-
        6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:
        -----------------------------------------------------------------------
        (2)  Aggregate number of securities to which transaction applies:
        -----------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ----------------------------------------------------------------------
        (4)  Proposed maximum aggregate value of transaction:
         ----------------------------------------------------------------------
        (5)  Total fee paid:
         ----------------------------------------------------------------------
         / / Fee paid previously with preliminary materials.
         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:

        (2)  Form, Schedule or Registration Statement No.:

        (3)  Filing Party:

        (4)  Date Filed:

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019

                         SCHRODER EMERGING MARKETS FUND
                           SCHRODER INTERNATIONAL FUND
                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
                       SCHRODER U.S. LARGE CAP EQUITY FUND
                      SCHRODER U.S. SMALLER COMPANIES FUND




                                                                November 9, 2001



Dear Shareholder:

         You are cordially invited to attend the Meeting of Shareholders (the "Meeting") of Schroder Emerging Markets Fund, Schroder International Fund, Schroder International Smaller Companies Fund, Schroder U.S. Large Cap Equity Fund, and Schroder U.S. Smaller Companies Fund, each a series of Schroder Capital Funds (Delaware) (the "Trust"), to be held on December 13, 2001, at
2:00 p.m., Eastern time, at the offices of the Trust at 787 Seventh Avenue, 34th Floor, New York, New York. At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Meeting of Shareholders.

         Although the Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

         We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                               Sincerely yours,



                                               Catherine A. Mazza
                                               President


-------------------------------------------------------------------------------
SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.
-------------------------------------------------------------------------------

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                         SCHRODER EMERGING MARKETS FUND
                           SCHRODER INTERNATIONAL FUND
                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
                       SCHRODER U.S. LARGE CAP EQUITY FUND
                      SCHRODER U.S. SMALLER COMPANIES FUND

                         ------------------------------

                        NOTICE OF MEETING OF SHAREHOLDERS

                         ------------------------------



         A Meeting of Shareholders (the "Meeting") of Schroder Emerging Markets Fund, Schroder International Fund, Schroder International Smaller Companies Fund, Schroder U.S. Large Cap Equity Fund, and Schroder U.S. Smaller Companies Fund (each a "Fund," and collectively, the "Funds"), each a series of Schroder Capital Funds (Delaware) (the "Trust"), will be held at the offices of the Trust at 787 Seventh Avenue, 34th Floor, New York, New York, on December 13, 2001, at 2:00 p.m., Eastern time, for the following purposes:


To approve:

I. Proposals to revise or eliminate certain fundamental investment policies of the Funds. (To be considered separately by the applicable Funds, as described in the enclosed proxy statement.)


II. An amendment to the Trust Instrument of the Trust, eliminating the requirement of shareholder approval for the termination of certain series of the Trust. (To be considered by shareholders of each Fund separately.)


III. To consider and act upon such other matters as may properly come before the Meeting.

         Shareholders of record as of the close of business on October 29, 2001 are entitled to notice of and to vote at the Meeting.


                            By order of the Trustees,
                            CARIN MUHLBAUM
                            Secretary
November 9, 2001


-------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.
-------------------------------------------------------------------------------

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019

                         SCHRODER EMERGING MARKETS FUND
                           SCHRODER INTERNATIONAL FUND
                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
                       SCHRODER U.S. LARGE CAP EQUITY FUND
                      SCHRODER U.S. SMALLER COMPANIES FUND

                               -------------------

                                 PROXY STATEMENT

                               -------------------



         The enclosed proxy is solicited on behalf of the Trustees of Schroder Capital Funds (Delaware) (the "Trust") for use at the Meeting of Shareholders (the "Meeting") of Schroder Emerging Markets Fund, Schroder International Fund, Schroder International Smaller Companies Fund, Schroder U.S. Large Cap Equity Fund, and Schroder U.S. Smaller Companies Fund (each a "Fund," and collectively, the "Funds"), each a series of the Trust, to be held on December 13, 2001, at 2:00 p.m., Eastern time, at the offices of the Trust at 787 Seventh Avenue, 34th Floor, New York, New York, and at any adjournment thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Meeting of Shareholders (the "Notice"). Shareholders of record as of the close of business on October 29, 2001 (the "Record Date") are entitled to notice of and to vote at the Meeting or at any adjourned session. The Notice, the Proxy Statement and the enclosed form of proxy are first being mailed or otherwise made available to shareholders on or about November 9, 2001.


         Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendations of the Trustees. You may revoke a proxy at any time before it is exercised, by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.


          As of the Record Date, there were outstanding 3,910,413 shares of Schroder Emerging Markets Fund, 2,871,120 shares of Schroder International Fund, 2,382,897 shares of Schroder International Smaller Companies Fund, 5,481,127 shares of Schroder U.S. Large Cap Equity Fund, and 1,840,729 shares of Schroder U.S. Smaller Companies Fund. Each share is entitled to one vote, with fractional shares, which have been rounded off for the preceding sentence, voting proportionally.


         Schroder Investment Management North America Inc. ("SIMNA") is the investment adviser of each Fund, and Schroder Fund Advisors Inc. ("Schroder Fund Advisors") is the underwriter and the administrator for each Fund. The address of SIMNA and of Schroder Fund Advisors is 787 Seventh Avenue, 34th Floor, New York, New York 10019.

         COPIES OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ISSUED BY THE TRUST INCLUDING INFORMATION ABOUT EACH FUND MAY BE OBTAINED WITHOUT CHARGE. FOR COPIES, PLEASE CALL THE TRUST AT 800-464-3108 OR WRITE THE TRUST AT P.O. BOX 8507, BOSTON, MA 02266.

SUMMARY OF PROPOSALS AND FUNDS AFFECTED.

         The following table identifies the various proposals set forth in this Proxy Statement and indicates which Fund(s) are affected thereby. An "X" denotes that a Fund is affected by the proposal and that the Fund's shareholders are solicited with respect to that proposal.

------------------------------------- --------------- ---------------- --------------- --------------- ---------------
                                                                         SCHRODER
                                         SCHRODER                        INTERNATIONAL    SCHRODER       SCHRODER
                                         EMERGING       SCHRODER         SMALLER          U.S. LARGE     U.S. SMALLER
                                         MARKETS        INTERNATIONAL    COMPANIES        CAP EQUITY     COMPANIES
PROPOSAL                                 FUND           FUND             FUND             FUND           FUND
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I. A.  Proposal to eliminate the
Fund's fundamental policy regarding
short sales                                                  X                               X
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I. B.  Proposal to revise the                                X
Fund's fundamental policy
regarding borrowing
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I. C.  Proposal to eliminate the                             X                                               X
Fund's fundamental policy
regarding pledging or otherwise
encumbering assets
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I. D.  Proposal to eliminate the                             X                                               X
Fund's fundamental policy
regarding investments in oil, gas
or other mineral leases, rights or
royalty contracts
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I. E.  Proposal to eliminate the                             X                               X               X
Fund's fundamental policy
regarding investments made for
the purpose of gaining control of
a company's management
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I. F.  Proposal to revise the                                X                               X
Fund's fundamental policy
regarding limits on acquiring the
voting securities of any one
issuer
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I. G. Proposal to revise the                                 X
Fund's fundamental policy
regarding limits on investing
assets of the Fund in any one
issuer
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I. H. Proposal to revise the
Fund's fundamental policy
regarding investing in
commodities or commodity
contracts                                                     X               X               X
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I. I. Proposal to eliminate the
Fund's fundamental policy regarding
purchasing securities on margin                              X                               X               X
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I. J. Proposal to eliminate the                              X                               X               X
Fund's fundamental policy
regarding puts and calls
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I. K. Proposal to revise the                                 X                               X
Fund's fundamental policy
regarding lending portfolio
securities
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I. L. Proposal to eliminate the                              X
Fund's fundamental policy
regarding investing in warrants
------------------------------------- --------------- ---------------- --------------- --------------- ---------------


------------------------------------- --------------- ---------------- --------------- --------------- ---------------
                                                                       SCHRODER
                                      SCHRODER        SCHRODER         INTERNATIONAL   SCHRODER U.S.   SCHRODER U.S.
                                      EMERGING        INTERNATIONAL    SMALLER         LARGE CAP       SMALLER
PROPOSAL                              MARKETS FUND    FUND             COMPANIES FUND  EQUITY FUND     COMPANIES FUND
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I. M. Proposal to eliminate the
Fund's fundamental policy                                    X
regarding the purchase of
securities of closed-end
investment companies
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I. N. Proposal to eliminate the
Fund's fundamental policy                                    X                               X
regarding investments in illiquid
securities
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I.O. Proposal to revise the
Fund's fundamental policy
regarding issuing shares senior to          X                                X               X
the Fund's shares of beneficial
interest
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I. P.  Proposal to eliminate the
Fund's fundamental policy regarding
the purchase of securities of other                                                          X
investment companies
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I. Q.  Proposal to revise the
Fund's fundamental policy regarding
underwriting of securities of other                                                          X
issuers
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
I. R.  Proposal to eliminate the
Fund's fundamental policy limiting
aggregate acquisition of
underwritten securities and certain                                                          X
evidences of indebtedness
------------------------------------- --------------- ---------------- --------------- --------------- ---------------
II.  Proposal to amend the Trust
Instrument to eliminate the
requirement of shareholder approval
for the termination of certain              X                X               X               X               X
Series of the Trust
------------------------------------- --------------- ---------------- --------------- --------------- ---------------



PROPOSAL I:  ELIMINATION OF OR REVISIONS TO FUNDAMENTAL INVESTMENT POLICIES

         As described in the following proposals, SIMNA has recommended to the Trustees, and the Trustees are recommending to shareholders, that certain of the Funds' fundamental investment policies be eliminated or revised. The purpose of the proposals is in most cases to increase the Fund's investment flexibility and/or reduce compliance burdens by: (1) modernizing fundamental policies that are required under applicable law and (2) eliminating restrictive policies that various state securities authorities formerly imposed on certain types of mutual funds.

BACKGROUND

         Each of the Funds has adopted certain "fundamental" investment policies. Fundamental investment policies or restrictions can be changed only by shareholder vote. Some of the Funds' fundamental investment policies were adopted in compliance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Others were adopted in the past in response to regulatory, business, or industry requirements or conditions that in many cases no longer prevail. For example, the National Securities Markets Improvement Act of 1996 eliminated many restrictions then required under state law, by preempting state securities ("Blue Sky") regulations for many investment companies. The specific proposals, and SIMNA's reasons for recommending them, are described below.

         If shareholders of a Fund do not approve a proposal, the fundamental investment policy in question will remain unchanged for that Fund.


PROPOSALS

Note: Appendix A to this Proxy Statement sets out the specific fundamental investment policies proposed to be eliminated or revised, and the text of any proposed revision. The descriptions of the proposed eliminations and/or revisions set out below are qualified in their entirety by reference to Appendix A.

         A. ELIMINATION OF FUNDAMENTAL POLICY REGARDING SHORT SALES. (Proposed for Schroder International Fund and Schroder U.S. Large Cap Equity Fund Only)

         A short sale involves the sale of a security that is later borrowed from a broker or other institution to complete the sale. Each of Schroder International Fund and Schroder U.S. Large Cap Equity Fund currently is subject to a fundamental investment policy that prohibits short sales. If shareholders of a Fund approve this proposal, the policy will be eliminated for that Fund, thereby permitting the Fund to engage in short sales.

         A Fund's use of short sales involves certain risks, including potential losses if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. (Those losses could theoretically be unlimited in a case where a Fund was unable, for whatever reason, to close out its short position.) In addition, short positions may result in a loss if a portfolio strategy involving short sales is otherwise unsuccessful.

         Although the proposed elimination of this fundamental policy by a Fund would allow the Fund to engage in short sales, neither of the Funds has a present intention to do so.

         B. REVISION OF FUNDAMENTAL POLICY REGARDING BORROWING. (Proposed for Schroder International Fund Only)

         Under its current fundamental policy, Schroder International Fund may borrow money in an amount only up to 5% of the value of its total assets (not including the amount borrowed). In addition, the Fund currently permits borrowing only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. If this proposal is approved by the shareholders of the Fund, the Fund's fundamental policy relating to borrowing money will be amended and restated to read as follows:

         "The Fund will not borrow money, except to the extent permitted by applicable law."

         The 1940 Act generally permits a mutual fund to borrow money in an amount equal to one-third of its total assets, including the amount borrowed. SIMNA has recommended the revised policy to give the Fund the flexibility to borrow up to that higher legal limit.

         SIMNA believes that the change would afford the Fund increased flexibility to borrow money for administrative purposes, including satisfying redemptions of the Fund's shares. This may minimize situations in which the Fund is forced to sell portfolio securities, at possibly disadvantageous prices, in order to satisfy redemption requests.

         The proposed policy would also permit the Fund to borrow money for the purpose of investing in additional securities, although the Fund has no present intention of doing so. This practice, known as "leverage," would increase the Fund's market exposure and its risk. When a Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The Fund would also incur interest expense on borrowed money. The extent to which the Fund borrows money and the amount it may borrow depend, in part, on market conditions and interest rates. Successful use of leverage would depend on SIMNA's ability to predict market movements correctly.

          C. ELIMINATION OF FUNDAMENTAL POLICY REGARDING PLEDGING OR OTHERWISE ENCUMBERING ASSETS.
               (Proposed for Schroder International Fund and Schroder U.S. Smaller Companies Fund Only)


         Schroder International Fund currently is subject to a fundamental policy providing that the Fund will not "pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of its total assets." Schroder U.S. Smaller Companies Fund is subject to a similar fundamental policy providing that the Fund will not "pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Fund [except in accordance with the Fund's put and call activities and use of hedging instruments as permitted by the Fund's other fundamental policies]." If the shareholders of a Fund approve this proposal, the noted policy will be eliminated for that Fund.

         These policies were adopted by the Funds in response to Blue Sky requirements which no longer apply. Although none of the Funds currently intends to change its practices with respect to pledging or otherwise encumbering its assets, SIMNA believes it would be in the best interest of each Fund to reserve the flexibility to permit the Funds to engage in these practices to the extent permitted by applicable law.

         Pledging or otherwise encumbering Fund assets entails certain risks. For instance, a Fund could incur costs or encounter delays in recovering the amounts pledged or, in the event of the insolvency of the pledgee, a Fund might not be able to recover some or all of the pledged assets.

          D. ELIMINATION OF FUNDAMENTAL POLICY REGARDING INVESTMENTS IN OIL, GAS, OR OTHER MINERAL LEASES, RIGHTS, OR ROYALTY CONTRACTS. (Proposed for Schroder International Fund and Schroder U.S. Smaller Companies Fund Only)

         Schroder U.S. Smaller Companies Fund is subject to a fundamental policy providing that the Fund will not "[i]nvest in interests in oil, gas or other mineral exploration or development programs." Similarly, Schroder International Fund is subject to a fundamental policy providing that the Fund will not "[i]nvest in...oil, gas and other mineral resource, lease or arbitrage transactions." If shareholders of a Fund approve this proposal, the noted policy will be eliminated for that Fund.

         The policy was adopted by each Fund in response to Blue Sky requirements which no longer apply. SIMNA has recommended eliminating the policy because it is not required by law and it complicates the Funds' and SIMNA's compliance obligations.

         Investments in oil, gas, or other mineral exploration, lease or arbitrage contracts entail certain risks. The prices of these investments are subject to substantial fluctuations and may be affected by unpredictable economic and political circumstances such as social, political, or military disturbances, the taxation and regulatory policy of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the existence of cartels in such industries, the discovery of new reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices, and the development of alternative energy sources and alternative uses for such materials and related products.

         The Funds have no present intention of changing their investment practices as a result of the proposed elimination of these policies.

          E. ELIMINATION OF FUNDAMENTAL POLICY REGARDING INVESTMENTS MADE FOR THE PURPOSE OF GAINING CONTROL OF A COMPANY'S MANAGEMENT. (Proposed for Schroder International Fund, Schroder U.S. Large Cap Equity Fund and Schroder U.S. Smaller Companies Fund Only)

         Each of Schroder International Fund, Schroder U.S. Large Cap Equity Fund and Schroder U.S. Smaller Companies Fund is subject to a fundamental policy providing that the Fund will not make investments for the purpose of exercising or acquiring control or management. If shareholders of a Fund approve this proposal, the noted policy will be eliminated for that Fund.

         The policy was adopted by each Fund in response to Blue Sky requirements which no longer apply. Although none of the Funds currently intends to invest in a company for the purpose of exercising control of the company, SIMNA has recommended the proposal because it could potentially enhance a Fund's ability to protect or increase the value of its investments through the exercise of influence, in appropriate circumstances, on the management of companies in which the Fund invests. SIMNA would seek to do so consistent with any limitation imposed from time to time by applicable law and SIMNA's proxy voting policies. Investments by a Fund for the purpose of gaining control of a company may involve risks, including becoming an affiliated person of the company (which might entail a risk of reducing liquidity of the Fund's investments), and reducing the diversification of the Fund.


          F. REVISION OF FUNDAMENTAL POLICY REGARDING LIMITS ON ACQUIRING THE VOTING SECURITIES OF ANY ONE ISSUER.
               (Proposed for Schroder International Fund and Schroder U.S. Large Cap Equity Fund Only)

         Each of Schroder International Fund and Schroder U.S. Large Cap Equity Fund currently is subject to a fundamental policy providing that the Fund will not purchase more than 10% of the voting securities of any one issuer. If this proposal is approved by the shareholders of a Fund, that Fund's fundamental policy relating to acquiring the voting securities of any one issuer will be amended and restated to read as follows:

         "The Fund will not, as to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies."

         In order to be classified a "diversified" investment company under
Section 5(b)(1) of the 1940 Act, an investment company must limit the amount of an issuer's voting securities it holds in accordance with that Section. The current policy is more restrictive than is required for "diversified" investment companies under Section 5(b)(1). If the proposed new fundamental policy is adopted, each Fund would be permitted to hold the maximum amount of an issuer's voting securities permitted by Section 5(b)(1).

         In particular, under each Fund's current policy, the 10% limit applies to all of the Fund's assets. Under the new policy, and in accordance with
Section 5(b)(1), the 10% limit would only apply with respect to 75% of that Fund's total assets. Therefore, with respect to the remaining 25% of the Fund's total assets, the Fund could hold more than 10% of an issuer's outstanding voting securities. In addition, consistent with Section 5(b)(1), the proposed new policy would not apply to U.S. Government securities or securities of other investment companies.

         SIMNA has proposed the new policy to give Schroder International Fund and Schroder U.S. Large Cap Equity Fund increased flexibility to take larger positions in a particular issuer to the extent permitted for "diversified" investment companies under the 1940 Act. The proposed new policy, if adopted, could increase the risk associated with each Fund by permitting it to invest a greater percentage of its assets in a single issuer. In this regard, a Fund may be more vulnerable to changes in the value of a particular security and to economic, political or other factors affecting a particular issuer.

          G. REVISION OF FUNDAMENTAL POLICY REGARDING LIMITS ON INVESTING ASSETS OF THE FUND IN ANY ONE ISSUER.
               (Proposed for Schroder International Fund Only)

         Schroder International Fund currently is subject to a fundamental policy providing that it will not "[i]nvest more than 5% of its assets in the securities of any single issuer. This restriction does not apply to securities issued by the U.S. Government, its agencies or instrumentalities." If this proposal is approved by the shareholders of the Fund, the Fund's fundamental policy relating to the investment of its assets in any one issuer will be amended and restated to read as follows:


         "The Fund will not, as to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies."


         In order to be classified as a "diversified" investment company under
Section 5(b)(1) of the 1940 Act, an investment company must limit the amount of its total assets it invests in any one issuer in accordance with that Section. The current policy is more restrictive than is required for "diversified" investment companies under Section 5(b)(1). If the proposed new fundamental policy is adopted, the Fund would be permitted to invest the maximum amount of its assets in any one issuer permitted by Section 5(b)(1).

         In particular, under Schroder International Fund's current policy, the 5% limit applies to all of the Fund's assets. Under the new policy, and in accordance with Section 5(b)(1), the 5% limit would only apply with respect to 75% of the Fund's total assets. Therefore, with respect to the remaining 25% of the Fund's total assets, the Fund could invest more than 5% in any one issuer. The proposed policy would not apply to U.S. Government securities. As permitted by Section 5(b)(1), the proposed policy also would not apply to securities of other investment companies.

         SIMNA has proposed the new policy to give the Fund increased flexibility to take larger positions in a particular issuer, to the extent permitted for "diversified" investment companies under the 1940 Act. The proposed new policy, if adopted, could increase the risk associated with a Fund by permitting it to invest a greater percentage of its assets in a single issuer. In this regard, the Fund may be more vulnerable to changes in the value of a particular security and to economic, political or other factors affecting a particular issuer.

          H. REVISION OF FUNDAMENTAL POLICY REGARDING INVESTING IN COMMODITIES OR COMMODITY CONTRACTS.
               (Proposed for Schroder International Fund, Schroder U.S. Large Cap Equity Fund and Schroder International Smaller Companies Fund
               Only)

         Each of Schroder International Fund and Schroder International Smaller Companies Fund is subject to a fundamental policy providing that the Fund will not invest in commodities or commodity contracts other than foreign currency forward contracts. Schroder U.S. Large Cap Equity Fund is subject to a fundamental policy providing that the Fund will not engage in the purchase and sale of commodities or commodity contracts. If this proposal is approved by the shareholders of a Fund, that Fund's fundamental policy relating to investments in commodities or commodity contracts will be amended and restated to read as follows:

         "The Fund will not invest in commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments."

         Although the 1940 Act requires a registered investment company to maintain a policy regarding its investments in commodities, the 1940 Act does not require such a company to restrict its investments in commodities. The proposed revision to each Fund's fundamental policy regarding commodities operates to clarify the current fundamental policy and to allow each Fund to purchase financial futures contracts, options, and other financial instruments, whether or not such instruments might be considered to be commodities or commodity contracts.

         The use of futures contracts entails certain risks, including the risk that the Fund's investment adviser may be unable correctly to forecast market and currency exchange rate movements. Should markets or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the imperfect correlation between movements in the prices of futures and options and movements in the price of the securities and currencies hedged or used for cover may result in unanticipated losses. A Fund's ability to dispose of its positions in futures contracts and options will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (1) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (2) with respect to covered options written by the Fund, the Fund may not be able to sell currencies or portfolio securities covering such an option until the option expires or it delivers the underlying security or currency upon exercise.

          I. ELIMINATION OF FUNDAMENTAL POLICY REGARDING PURCHASING SECURITIES ON MARGIN.
               (Proposed for Schroder International Fund, Schroder U.S. Large Cap Equity Fund and Schroder U.S. Smaller Companies Fund Only)

         Schroder U.S. Smaller Companies Fund is subject to a fundamental policy providing that the Fund will not "[p]urchase securities on margin; however, the Fund may make margin deposits in connection with any Hedging Instruments [defined as covered call options, put and call options, stock index futures and options on stock index futures and broadly-based stock indices], which it may use as permitted by any of its other fundamental policies." Both Schroder International Fund and Schroder U.S. Large Cap Equity Fund are subject to a similar policy, providing that the Fund will not purchase securities on margin. If this proposal is approved by the shareholders of a Fund, the policy will be eliminated for that Fund.

         Because the 1940 Act does not require that the Funds adopt a fundamental policy relating to purchasing securities on margin, SIMNA is proposing the elimination of the noted policy on behalf of each Fund to provide each Fund with maximum investment flexibility. The Funds' use of margin transactions is limited by each Fund's policy with regard to borrowing money. The risks associated with purchasing securities on margin generally are the same as those involved in leveraging a Fund's assets. For more discussion of these risks, please see the description of Proposal I.B above.

          J. ELIMINATION OF FUNDAMENTAL POLICY REGARDING PUTS AND CALLS. (Proposed for Schroder International Fund, Schroder U.S. Large Cap Equity Fund and Schroder U.S. Smaller Companies Fund Only)

         Schroder U.S. Smaller Companies Fund is subject to a fundamental policy providing that the Fund will not "[p]urchase or write puts or calls except as permitted by any of its other fundamental policies." Similarly, Schroder International Fund is subject to a fundamental policy providing it will not "[w]rite, purchase or sell options, puts, calls, straddles, spread, or combinations thereof." Schroder U.S. Large Cap Equity Fund is subject to a fundamental policy that it will not purchase put and call options. If shareholders of a Fund approve this proposal, the noted policy will be eliminated for that Fund.

         These policies were adopted by the Funds in response to Blue Sky requirements which no longer apply. Although none of the Funds currently intends to change its current practices with respect to purchasing or writing puts, calls, options, straddles or spreads, SIMNA believes it would be in the best interest of the Funds to reserve the flexibility to permit the Funds to engage in these practices to the extent permitted by applicable law.

         Investing in options entails certain risks. A Fund may purchase options to hedge against an increase in the price of securities that the Fund wishes to buy or to protect portfolio holdings against a decline in a security's market value or to increase its investment return (and not for hedging purposes). In order for an option to be profitable, the market price of the underlying security must increase or decrease (depending on the type of option) sufficiently to cover the premium and transaction costs the Fund must pay. These costs will reduce any profit the Fund might have realized had it purchased or sold the underlying security instead of purchasing the option. Similarly, a Fund may write options to hedge against fluctuations in market value. Use of options may result in losses to a Fund if SIMNA incorrectly predicts market movements or other events, or if changes in the prices of the options in question and of the securities the subject of a hedge do not correlate as anticipated.

          K. REVISION OF FUNDAMENTAL POLICY REGARDING LENDING PORTFOLIO SECURITIES.
               (Proposed for Schroder International Fund and Schroder U.S. Large Cap Equity Fund Only)

         Schroder International Fund currently is subject to a fundamental policy providing that the Fund will not make loans. This fundamental policy is subject to certain exceptions that permit the use of repurchase agreements, acquiring corporate debt securities and investing in U.S. Government and other short-term, liquid obligations. Similarly, a fundamental policy of Schroder U.S. Large Cap Equity Fund prohibits making loans except with limited exceptions. If the shareholders of a Fund approve this proposal, an additional exception will be included to clarify that the Fund may lend its portfolio securities consistent with the restriction.

         The proposed revision for Schroder International Fund would read as follows, with the addition underlined:

         "The Fund will not make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and
         ----------------------------
         investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan)."

         The proposed fundamental policy for Schroder International Fund would make clear that securities loans may be made consistent with the policy. By lending its portfolio securities, a Fund may seek to enhance its current income. Engaging in securities lending entails certain risks. To the extent a Fund engages in securities lending, each Fund assumes a risk that a borrower may fail to maintain the required amount of collateral. The Fund may then be required to pursue the borrower for any excess replacement cost over the value of the collateral. In addition, if the borrower of the securities becomes insolvent, there are risks to the Fund of delayed recovery of, and in some cases loss of rights in, the collateral. Currently, a Fund may lend portfolio securities in an amount up to one-third of its total assets.

         The proposed revision for Schroder U.S. Large Cap Equity Fund would read as follows, with the addition underlined:

         "The Fund will not make loans to other persons, except that it may purchase evidences of indebtedness of a type distributed privately to financial institutions but not in excess of 10% of the value of its total assets (provided that, for the purposes of this restriction,
                       ----------------------------------------------------
         entering into repurchase agreements, lending portfolio securities,
         ------------------------------------------------------------------
         acquiring corporate debt securities and investing in U.S. Government
         --------------------------------------------------------------------
         obligations, short-term commercial paper, certificates of deposit and
         ---------------------------------------------------------------------
         bankers' acceptances shall not be considered the making of a loan)."
         ------------------------------------------------------------------


         This change would bring the fundamental policy in line with that of Schroder International Fund. It would make clear that Schroder U.S. Large Cap Equity Fund may enter into securities loans, as well as invest in a variety of financial instruments.


          L.   ELIMINATION OF FUNDAMENTAL POLICY REGARDING INVESTING IN
               WARRANTS.
               (Proposed for Schroder International Fund Only)

         Schroder International Fund is subject to a fundamental policy providing that the Fund will not invest in warrants, subject to certain limitations. If shareholders of the Fund approve this proposal, the policy will be eliminated for the Fund.

         This policy was adopted by the Fund in response to Blue Sky requirements which no longer apply. Although the Fund currently does not intend to change its current practices with respect to investing in warrants, SIMNA believes it would be in the best interest of the Fund to reserve the flexibility to permit the Fund to invest in warrants to the extent permitted by applicable law.

         Investments in warrants entail certain risks. A warrant offers the right to purchase an underlying equity security at a specified exercise price. The value of a warrant is therefore determined by its exercise price, in relation to the price of the underlying security. The risk exists that the market value of the security underlying a warrant will fail to exceed or equal the exercise price of the warrant at any point during the exercise period. In addition, there is the risk that the Fund could lose the purchase value of a warrant, if the Fund neglects to exercise a warrant prior to its expiration.

          M. ELIMINATION OF FUNDAMENTAL POLICY REGARDING THE PURCHASE OF SECURITIES OF CLOSED-END INVESTMENT COMPANIES.
               (Proposed for Schroder International Fund Only)

         Schroder International Fund is subject to a fundamental policy providing that the Fund will not purchase more than 3% of the outstanding securities of any closed-end investment company. If shareholders of the Fund approve this proposal, the policy will be eliminated.

         The 1940 Act does not require the Fund to have such a fundamental policy. By eliminating this policy, the Fund will be subject to limitations under the 1940 Act and other applicable law that limit an investment company's interests in other investment companies. For example, the 1940 Act generally prohibits a registered investment company such as the Fund (and any company or companies controlled by the Fund) from acquiring more than 3% of the outstanding voting stock of another investment company. However, should this prohibition in the 1940 Act or other applicable laws be amended or removed, the Fund would then have the flexibility to increase its investments in closed-end investment companies accordingly.

          N. ELIMINATION OF FUNDAMENTAL POLICY REGARDING INVESTMENTS IN ILLIQUID SECURITIES.
               (Proposed for Schroder International Fund and Schroder U.S. Large Cap Equity Fund Only)

         Schroder International Fund currently is subject to a fundamental policy providing that it will not invest more than 10% of its assets in illiquid securities. Schroder U.S. Large Cap Equity Fund currently is subject to a fundamental policy providing that it will not engage in the purchase and sale of illiquid interests in real estate, including illiquid interests in real estate investment trusts. If shareholders of a Fund approve this proposal, the policy will be eliminated for that Fund. It is expected that, in its place, the Trustees will adopt a non-fundamental policy regarding illiquid securities, which will read as follows:

         "The Fund will not invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale determined by the Fund's investment advisor to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933 as amended. Such securities may be determined by the Fund's investment adviser to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities."

         Under the 1940 Act, a Fund is not required to have a fundamental policy restricting its ability to invest in illiquid securities. Because the new non-fundamental policy may be changed in the future without a shareholder vote, the proposal will increase the flexibility of the Trustees to regulate the Fund's policy on illiquid securities, consistent with the requirements imposed by applicable law.

         Investments in illiquid securities entail certain risks, including the risk that a Fund may not be able to sell such securities at a desirable time and price, and the risk of limiting the Fund's ability to respond rapidly to changing economic conditions in the marketplace.

          O. REVISION OF FUNDAMENTAL POLICY REGARDING ISSUING SHARES SENIOR TO THE FUND'S SHARES OF BENEFICIAL INTEREST.
               (Proposed for Schroder Emerging Markets Fund, Schroder U.S. Large Cap Equity Fund and Schroder International Smaller Companies Fund
               Only)


         Schroder Emerging Markets Fund and Schroder International Smaller Companies Fund currently are subject to fundamental policies providing that the Funds may not issue "senior securities except to the extent [permitted by/consistent with] the [the 1940 Act]." Schroder U.S. Large Cap Equity Fund is currently subject to a fundamental policy providing that the Fund will not issue senior securities subject to certain exceptions. If this proposal is approved by the shareholders of a Fund, that Fund's fundamental policy relating to issuing senior securities will be amended and restated to read as follows:


         "The Fund will not issue any class of securities which is senior to the Fund's shares of beneficial interest, except as permitted by applicable law. (For the purpose of this restriction, none of the following is deemed to be, or to create a class of, senior securities: any permissible borrowing; any collateral arrangement with respect to options, futures contracts, options on futures contracts, or other financial instruments, or with respect to initial or variation margin and the purchase or sale of, or the Fund's otherwise entering into, options, forward contracts, futures contracts, options on futures contracts, or other financial instruments.)"

         The proposed revision serves to clarify the restriction on issuing securities senior to each Fund's shares of beneficial interest. The exclusions stated in the revised policy ensure that the policy is consistent with the other fundamental policies of each Fund. The clarification will provide SIMNA with further flexibility when making investment decisions for a Fund by providing a clear framework for operating under the Fund's other fundamental policies.



          P. ELIMINATION OF FUNDAMENTAL POLICY REGARDING THE PURCHASE OF SECURITIES OF OTHER INVESTMENT COMPANIES.
               (Proposed for Schroder U.S. Large Cap Equity Fund only)


         Schroder U.S. Large Cap Equity Fund is subject to a fundamental policy providing that the Fund will not invest in other investment companies. If this proposal is approved, the fundamental investment restriction of the Fund relating to investments in other investment companies will be eliminated.

         The 1940 Act imposes limitations on an investment company's ability to purchase and sell securities of other investment companies. For instance, the 1940 Act generally prohibits the Fund from investing in another registered investment company if, as a result, the Fund and its affiliates would own more than 3% of the voting stock of such company, more than 5% of the Fund's assets would be invested in the other investment company, or more than 10% of the Fund's assets would be invested in other investment companies in the aggregate. If this proposal is approved, the Fund will be able to invest in other investment companies to the extent allowed by the 1940 Act and the Fund's investment policies. Investment in other investment companies may involve duplication of certain fees and expenses. It is not currently expected that the proposed change would result in any change to the Fund's investment strategy, except that it is likely that some portion of the Fund's assets allocated to investment in cash and cash equivalents will be invested in money market funds registered under the 1940 Act.

          Q. REVISION OF FUNDAMENTAL POLICY REGARDING THE FUND'S UNDERWRITING OF SECURITIES OF OTHER ISSUERS.
               (Proposed for Schroder U.S. Large Cap Equity Fund only)


         Schroder U.S. Large Cap Equity Fund currently is subject to a fundamental policy that the Fund will not underwrite the securities of other issuers. This fundamental policy currently contains an exception permitting the Fund to acquire portfolio securities with a value of up to 10% of the Fund's total assets in circumstances where, if such portfolio securities were sold, the Fund might be deemed to be an underwriter for the purposes of the Securities Act of 1933, as amended.

         If shareholders of the Schroder U.S. Large Cap Equity Fund approve this proposal, the Fund's fundamental policy regarding the underwriting of securities will be revised as follows, allowing the Fund to invest in securities without limit where it might be deemed to be an underwriter upon sale of those securities out of its portfolio:


         "The Fund will not underwrite securities of other issuers (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws)."


         The 1940 Act requires that the Fund adopt a fundamental policy regarding the Fund's underwriting of securities of other issuers. The revised fundamental policy, if approved by shareholders, would bring the Fund's fundamental policy in line with the same fundamental policies of the other Funds, and would increase the Fund's flexibility to underwrite securities of other issuers to the extent permitted by the 1940 Act.


          R. ELIMINATION OF FUNDAMENTAL POLICY LIMITING AGGREGATE ACQUISITION OF UNDERWRITTEN SECURITIES AND CERTAIN EVIDENCES OF INDEBTEDNESS. (Proposed for Schroder U.S. Large Cap Equity Fund only)

         Schroder U.S. Large Cap Equity Fund currently is subject to a fundamental policy stating that the Fund will not "[a]cquire securities described in the two immediately preceding fundamental policies [i.e., the policies described in Proposals I.K. and I.Q., respectively] which in the aggregate exceed 10% of the value of the Fund's total assets. If the proposal is approved by shareholders of the Fund, this fundamental policy will be eliminated.


         The fundamental policy currently further restricts the Fund's ability to underwrite securities of other issuers and to make loans or purchase evidences of indebtedness, by requiring that securities belonging to either of these two categories must at all times, in the aggregate, represent 10% or less of the value of the Fund's total assets. The 1940 Act does not require the Fund to adopt such a fundamental policy. If this policy is eliminated, the Fund will be required to comply with each of the other two policies separately. This should have the effect of increasing the investment flexibility of the Fund and bring the Fund's investment policies more closely in line with those of the other Schroder Funds and other investment companies more generally.

         TRUSTEES' RECOMMENDATION: The Trustees recommend that shareholders of the noted Funds vote FOR each of the foregoing proposals.

         REQUIRED VOTE: Approval by a Fund of each of the foregoing proposals requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Approval by the shareholders of any individual Fund of any of the individual items of this Proposal I will be effective regardless of the outcome of shareholder voting for that Fund in connection with Proposal II or any of the other items of this Proposal I.

PROPOSAL II:      AMENDMENT TO THE TRUST INSTRUMENT TO ELIMINATE REQUIREMENT OF
                  SHAREHOLDER APPROVAL FOR TERMINATION OF CERTAIN SERIES OF THE
                  TRUST
                  (Proposed for Schroder Emerging Markets Fund, Schroder
                  International Fund, Schroder International Smaller Companies
                  Fund, Schroder U.S. Large Cap Equity Fund and Schroder U.S.
                  Smaller Companies Fund)


         Under the Trust Instrument, termination of a Fund requires the approval of the Fund's shareholders, as well as approval of a majority of the Trustees. SIMNA has proposed to the Trustees, and the Trustees are proposing to the shareholders, that the Trust Instrument of the Trust be amended to provide that a Fund may be terminated by majority vote of the Trustees, without the additional requirement of shareholder approval.


         The Trust Instrument of the Trust currently provides, in pertinent part, as follows:

         "The Trustees may, subject to a Majority Shareholder Vote of each Series affected by the matter... and subject to a vote of a majority of the Trustees: (i) sell and convey all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association, or corporation... for adequate consideration...or (ii) at any time sell and convert into money all of the assets of the Trust or any affected Series. Upon making reasonable provision, in the determination of the Trustees, for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) of each Series (or class) ratably among the holders of Shares of that Series then outstanding... Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in Subsection 11.04(b), the Trust or any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to the Trust or Series shall be canceled and discharged."

         It is proposed that the following sentence be added at the end of that provision:


         "Notwithstanding the foregoing, no shareholder action shall be required in connection with the termination of (i) any Fund which first issues shares of beneficial interest after [date of shareholder meeting], or
         (ii) any of the [names of Funds approving the proposed change to the Trust Instrument]."


         SIMNA is recommending this proposal in order to increase the Trustees' flexibility in managing the affairs of the Funds and responding to changes in the economy and financial markets, as well as other factors, as they affect each Fund. Approval of this proposal will eliminate the time and expense associated with seeking shareholder approval of any Fund termination in the future through the proxy solicitation process.


         If a Fund approves this proposal, shareholders of that Fund will not have the opportunity to vote on the question whether the Fund should be terminated. In considering whether to terminate a Fund, the Trustees would likely consider a variety of factors, including, among others, the investment performance of the Fund, the Fund's expense ratio, size and prospects for future growth, and other relevant factors. Termination of a Fund could result in adverse tax consequences for some shareholders. Although the Trustees would be expected to act in accordance with what they believe to be the best interest of the Fund in question, there is no assurance that any specific shareholder, or shareholders of the Fund generally, would necessarily concur with any decision of the Trustees to terminate a Fund.


         TRUSTEES' RECOMMENDATION: The Trustees recommend that shareholders of the Funds vote FOR Proposal II.


         REQUIRED VOTE: Approval of Proposal II requires the affirmative vote of "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund in question, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund in question or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Approval of this Proposal II by the shareholders of an individual Fund will be effective regardless of the outcome of any other Fund's vote on this Proposal II or shareholder voting for that Fund in connection with any of the parts of Proposal I.


III.  MISCELLANEOUS

         SHARE OWNERSHIP INFORMATION. To the knowledge of the Trust, as of October 29, 2001, the Trustees of the Trust and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

         To the knowledge of the Trust, as of October 29, 2001, no other person owned of record or beneficially more than 5% of the outstanding shares of any of the Funds, except as set forth below.




                                                                          Number Of           Percentage of
                                                                          Outstanding         Outstanding
Record or Beneficial Owner                     Fund                       Shares Owned        Shares Owned
---------------------------                    ----                       ------------        --------------------
Jupiter & Co.                                  Schroder U.S. Large Cap    1,346,265.3           24.55%
C/O Investors Bank & Trust                     Equity Fund
P.O. Box 9130 FPG90
Boston, MA  02117-9130

State Street Bank & Trust Co.                  Schroder U.S. Large Cap      595,771.5           10.86%
Trustee of the                                 Equity Fund
Lewco Securities Pension Plan
T26501 Attn: Paul Chwaliszewski
P.O. Box 351
Boston, MA  02101-0351

Bank of New York                               Schroder U.S. Large Cap      380,002.9            6.93%
Lewco Securities Corp. Dtd 10/198              Equity Fund
The Centre at Purchase
3 Manhattanville Road
Purchase, NY  10577-2116

BNY Clearing Services LLC                      Schroder U.S. Large Cap      353,822.1            6.45%
A/C 6556-5857                                  Equity Fund
Post & Co. 178075
111 East Kilbourn Avenue
Milwaukee, WI  53202-6633

Security Nominees Inc.                         Schroder U.S. Large Cap      277,420.2            5.06%
1 State St.                                    Equity Fund
New York, NY  10004-1417

USAA Federal Savings Bank                      Schroder Emerging          1,238,736.6           31.68%
Attn: Trust Dept./David C. Sharman             Markets Fund
P.O. Box 690827
San Antonio, TX  78269-0827

Charles Schwab & Co. Inc.                      Schroder Emerging            925,279.8           23.66%
Special Cust. For the Benefit of Customers     Markets Fund
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Frost National Bank....                        Schroder Emerging            888,857.1           22.73%
FBO USAA Employee Benefits                     Markets Fund
Association Post Retired Taxable
Frost National Bank
P.O. Box 2479
San Antonio, TX  78298-2479

State Street Bank Successor Trust              Schroder Emerging            502,013.4           12.84%
U/A USAA Retirement Savings Plan               Markets Fund
Attn: Yvonne Lee
Defined Contribution Services
105 Rosemont Rd. # Wesin
Westwood, MA  02090-2318


                                                                          Number Of           Percentage of
                                                                          Outstanding         Outstanding
Record or Beneficial Owner                     Fund                       Shares Owned        Shares Owned
---------------------------                    ----                       ------------        --------------------

State Street Bank & Trust Co                   Schroder Emerging            340,696.8            8.71%
FBO USAA Deferred Compensation                 Markets Fund
Dtd 9/1/00
Attn: Brian Warchol
1 Enterprise Dr. SWSC
North Quincy, MA  02171-2126

Wells Fargo Bank Minnesota NA                  Schroder International       580,521.2           20.14%
FBO North Country Health Service               Fund
#13363010
P.O. Box 1533
Minneapolis, MN  55480-1533

Samuel & Saidye Bronfman Family                Schroder International       540,706.1           18.76%
Michel Boucher                                 Fund
Claridge Inc.
1170 Peel St., 8th Floor
Montreal, Quebec
H3B 4P2 Canada

Schroder Nominees Ltd.                         Schroder International       286,080.0            9.93%
Attn: Suresh Chauhan                           Fund
33 Gutter Lane, 2nd Floor
London EC2V 8AS
United Kingdom

Trulin & Co.                                   Schroder International       265,232.1            9.20%
C/O Chase Lincoln First Bank NA                Fund
Attn : Ed Sheidlower
P.O. Box 1412
Rochester, NY  14603

Penlin & Co.                                   Schroder International       261,140.9            9.06%
C/O Chase Lincoln First Bank NA                Fund
Attn: Ed Sheidlower
P.O. Box 1412
Rochester, NY  14603

Wells Fargo Bank Minnesota NA                  Schroder International       254,646.6            8.83%
FBO North Country Pension-Distribution         Fund
#13361820
P.O. Box 1533
Minneapolis, MN  55480-1533

Charles Schwab & Co. Inc.                      Schroder International     1,153,241.4           48.40%
Special Cust. AC for the                       Smaller Companies Fund
Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.              Schroder International       430,583.8           18.07%
For Exclusive Benefit of Customer              Smaller Companies Fund
Attn: Mutual Funds Dept., 5th Floor
200 Liberty Street
1 World Financial Center
New York, NY  10281-1003

Schroder Investment Management                 Schroder International       300,614.2           12.62%
Client A/C                                     Smaller Companies Fund
Attn: Suresh Chauhan
33 Gutter Lane 2nd Floor
London EC2V 8AS
United Kingdom

Charles Schwab & Co. Inc.                      Schroder U.S. Smaller        670,663.1           36.86%
Special Cust AC for the                        Companies Fund
Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122


                                                                          Number Of           Percentage of
                                                                          Outstanding         Outstanding
Record or Beneficial Owner                     Fund                       Shares Owned        Shares Owned
---------------------------                    ----                       ------------        --------------------

Balsa & Co. (Reinvest)                         Schroder U.S. Smaller        334,651.5           18.39%
C/O Chase Manhattan Bank                       Companies Fund
Quality Assurance Dept.
16 HCB 040
P.O. Box 2558
Houston, TX  77252-2558

Fidelity Investments Institutional             Schroder U.S. Smaller        138,809.8            7.63%
Operations Co., Inc. (FIIC) as Agent           Companies Fund
For Certain Employee Benefit Plan
100 Magellan Way KWIC
Covington, KY  41015-1999

National Financial Services Corp.              Schroder U.S. Smaller        108,355.9            5.96%
For Exclusive Benefit of Customer              Companies Fund
Attn: Mutual Funds Dept., 5th Floor
200 Liberty Street
1 World Financial Center
New York, NY  10281-1003



         QUORUM. One-third (33.3%) of the shares of each Fund, present in person or represented by proxy, shall constitute a quorum for purposes of voting on a matter by the shareholders of such Fund.

         OTHER BUSINESS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy card.



         SOLICITATION OF PROXIES. In addition to the solicitation of proxies by mail, the Trustees of the Trust and employees of SIMNA or its affiliates may solicit proxies in person or by telephone. The Trust has retained D.F. King & Co., Inc. ("D.F. King"), 77 Water Street, 20th Floor, New York, NY 10005, to aid in the solicitation of proxies. The costs of retaining D.F. King and other expenses incurred in connection with the solicitation of proxies, other than expenses in connection with solicitation by the employees of SIMNA, will be borne by the Funds. The anticipated cost associated with the solicitation of proxies by D.F. King for Proposals I and II is $10,000 plus any reasonable out of pocket expenses incurred by D.F. King.

         SHAREHOLDER VOTING BY TELEPHONE. In addition to voting by mail or in person at the meetings, you may give your voting instructions over the telephone by calling 800-848-3405. A representative of D.F. King will answer your call. When receiving your instructions by telephone, the D.F. King representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of the Fund owned, and to confirm that you have received the proxy statement in the mail. If the information you provide matches the information provided to D.F. King by SIMNA, then the D.F. King representative will explain the process. D.F. King is not permitted to recommend to you how to vote, other than to read any recommendations included in the proxy statement. D.F. King will record your instructions and transmit them to the official tabulator and send you a letter or mailgram to confirm your vote. That letter will also ask you to call D.F. King immediately if the confirmation does not reflect your instructions correctly. You may receive a call from a representative of D.F. King if SIMNA has not yet received your vote. D.F. King may ask you for authority by telephone to permit D.F. King to sign a proxy on your behalf. D.F. King will record all instructions it receives from shareholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees believe those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.


         ADJOURNMENT. In the event that sufficient votes in favor of the proposals set forth in the accompanying Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on any proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on the proposal as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Trust Instrument and Bylaws. The persons named as proxies will vote in favor of such adjournment, as to any proposal, all shares which those persons are entitled to vote in favor of the proposal. They will vote against any such adjournment, as to any proposal, all shares represented by proxies that vote against the proposal. The persons named as proxies will abstain from voting on adjournment, as to any proposal, all shares represented by proxies which abstain from voting on such proposal. The costs of any additional solicitation of proxies and of any adjourned session with regard to a proposal will be borne by the Funds (see "Solicitation of Proxies" above).

         TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the President of the Trust to act as tellers for the Meeting. The tellers will count the total number of votes cast "FOR" the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of negative votes on each proposal.

         DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Trust Instrument does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 2001. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

                                   APPENDIX A

         The following tables outline the proposed changes in the fundamental policies for each Fund, stating the current policy and the proposed revised policy as required.

                           SCHRODER INTERNATIONAL FUND

----------------------------------------- ------------------------------------- --------------------------------------
PROPOSAL                                  CURRENT POLICY                        REVISED POLICY
----------------------------------------- ------------------------------------- --------------------------------------
I. A.  Proposal to eliminate the Fund's   "The Fund will not purchase           Current policy will be eliminated.
fundamental policy regarding short sales  securities on margin or sell short."
----------------------------------------- ------------------------------------- --------------------------------------
I. B.  Proposal to revise the             "The Fund will not borrow money,      "The Fund will not borrow money,
fundamental policy regarding borrowing    except from banks for temporary       except to the extent permitted by
                                          emergency purposes, and then only     applicable law."
                                          in an amount not exceeding 5% of
                                          the value of the total assets of the
                                          Fund."
----------------------------------------- ------------------------------------- --------------------------------------
I. C.  Proposal to eliminate the          "The Fund will not pledge, mortgage   Current policy will be eliminated.
Fund's fundamental policy regarding       or hypothecate its assets to an
pledging or otherwise encumbering         extent greater than 10% of the
assets                                    value of its total assets."
----------------------------------------- ------------------------------------- --------------------------------------
I. D.  Proposal to eliminate the Fund's   "The Fund will not invest in          "The Fund will not invest in
fundamental policy regarding investments  commodities, commodity contracts      commodities or commodity
in oil, gas, or other mineral leases,     other than foreign currency forward   contracts, except that it may
rights or royalty contracts               contracts, or oil, gas and other      purchase or sell financial futures
                                          mineral resource, lease, or arbitrage contracts and options and other
                                          transactions."                        financial instruments."
----------------------------------------- ------------------------------------- --------------------------------------
I. E.  Proposal to eliminate the          "The Fund will not make investments   Current policy will be eliminated.
Fund's fundamental policy regarding       for the purpose of exercising control
investments made for the purpose of       or management."
gaining control of a company's
management
----------------------------------------- ------------------------------------- --------------------------------------
I. F.  Proposal to revise the Fund's      "The Fund will not purchase more      "The Fund will not, as to 75% of its
fundamental policy regarding limits on    than 10% of the voting securities     total assets, invest in a security
acquiring the voting securities of any    of any one issuer."                   if, as a result of such investment,
one issuer                                                                      it would hold more than 10% (taken
                                                                                at the time of such investment)
                                                                                of the outstanding voting securities
                                                                                of any one issuer; provided that
                                                                                this limitation does not apply to
                                                                                securities issued or guaranteed
                                                                                as to principal or interest
                                                                                by the U.S. Government or its
                                                                                agencies or instrumentalities
                                                                                or to securities of other
                                                                                investment companies."
----------------------------------------- ------------------------------------- --------------------------------------

----------------------------------------- ------------------------------------- --------------------------------------
PROPOSAL                                  CURRENT POLICY                        REVISED POLICY
----------------------------------------- ------------------------------------- --------------------------------------
I. G. Proposal to revise the Fund's       "The Fund will not invest more than   "The Fund will not, as to 75% of its
fundamental policy regarding limits on    5% of its assets in the securities    total assets, invest in securities
investing assets of the Fund in any one   of any single issuer.  This           of any issuer if, immediately after
issuer                                    restriction does not apply to         such investment, more than 5% of the
                                          securities issued by the U.S.         total assets of the Fund (taken at
                                          Government, its agencies or           current value) would be invested in
                                          instrumentalities."                   the securities of such issuer;
                                                                                provided that this limitation
                                                                                does not apply to securities issued
                                                                                or guaranteed as to principal or
                                                                                interest by the U.S. Government
                                                                                or its agencies or instrumentalities
                                                                                or to securities of other investment
                                                                                companies."
----------------------------------------- ------------------------------------- --------------------------------------
I. H. Proposal to revise the Fund's       "The Fund will not invest in          "The Fund will not invest in
fundamental policy regarding              commodities, commodity contracts      commodities or commodity
investing in commodities or               other than foreign currency forward   contracts, except that it may
commodity contracts                       contracts, or oil, gas and other      purchase or sell financial futures
                                          mineral resource, lease, or arbitrage contracts and options and other
                                          transactions."                        financial instruments."
----------------------------------------- ------------------------------------- --------------------------------------
I. I. Proposal to eliminate the Fund's    "The Fund will not purchase           Current policy will be eliminated.
fundamental policy regarding              securities on margin or sell short."
purchasing securities on margin
----------------------------------------- ------------------------------------- --------------------------------------
I. J. Proposal to eliminate the Fund's    "The Fund will not write, purchase    Current policy will be eliminated.
policy regarding puts and calls           or sell options, puts, calls,
                                          straddles, spreads, or combinations
                                          thereof."
----------------------------------------- ------------------------------------- --------------------------------------
I. K. Proposal to revise the Fund's       "The Fund will not make loans to      "The Fund will not make loans to
fundamental policy regarding lending      other persons (provided that for      other persons (provided that for
portfolio securities                      purposes of this restriction,         purposes of this restriction,
                                          entering into repurchase entering     entering into repurchase agreements,
                                          into repurchase agreements, acquiring lending portfolio securities, acquiring
                                          corporate debt securities and         corporate debt securities and
                                          investing in U.S. Government          investing in U.S. Government obligations,
                                          obligations, short-term commercial    short-term commercial paper, certificiates
                                          paper, certificates of deposit and    of deposit and bankers' acceptances shall
                                          bankers' acceptancces shall not be    not be deemed to be the making of a loan)."
                                          deemed to be the making of a loan)."

----------------------------------------- ------------------------------------- --------------------------------------

----------------------------------------- -------------------------------------   --------------------------------------
PROPOSAL                                  CURRENT POLICY                          REVISED POLICY
----------------------------------------- -------------------------------------   --------------------------------------
I. L. Proposal to eliminate the Fund's    "The Fund will not invest in            Current policy will be eliminated.
fundamental policy regarding investing    warrants, valued at the lower of
in warrants.                              cost or market, to more than 5% of
                                          the value of the Fund's net assets.
                                          Included within that amount, but not
                                          to exceed 2% of the value of the
                                          Fund's net assets, may be warrants
                                          that are not listed on the New York or
                                          American Stock Exchange. Warrants
                                          acquired by the Fund in units or
                                          attached to securities may be deemed
                                          to be without value."

----------------------------------------- -------------------------------------   --------------------------------------
I. M. Proposal to eliminate the Fund's    "The Fund will not purchase more        Current policy will be eliminated.
fundamental policy regarding the          than 3% of the outstanding
purchase of outstanding securities        securities of any closed-end
of a closed-end investment company        investment company. Any such
                                          purchase of securities issued by a
                                          closed-end investment company
                                          will otherwise be made in full
                                          compliance with Sections
                                          12(d)(1)(a)(i),(ii) and (iii) of the
                                          Investment Company Act."
----------------------------------------- -------------------------------------   --------------------------------------
I. N. Proposal to eliminate the Fund's    "The Fund will not invest more than     Current policy will be eliminated.
fundamental policy regarding              10% of its assets in "illiquid
investments in illiquid securities        securities" (securities that cannot
                                          be disposed of within seven days at
                                          their then-current value). For
                                          purposes of this limitation, "illiquid
                                          securities" includes, except in those
                                          circumstances described below: (1)
                                          "restricted securities", which are
                                          securities than cannot be resold to
                                          the public without registration under
                                          federal securities law; and (2)
                                          securities of issuers (together with
                                          all predecessors) having a record of
                                          less than three years of continuous
                                          operation."

----------------------------------------- -------------------------------------   --------------------------------------

                         SCHRODER EMERGING MARKETS FUND


----------------------------------------- ------------------------------------- --------------------------------------
PROPOSAL                                  CURRENT POLICY                        REVISED POLICY
----------------------------------------- ------------------------------------- --------------------------------------
I.O. Proposal to revise the Fund's        "The Fund will not issue any class    "The Fund will not issue any class
fundamental policy regarding issuing      of senior securities except to the    of securities which is senior to the
shares senior to the Fund's shares of     extent consistent with the            Fund's shares of beneficial interest
beneficial interest                       Investment Company Act."              except as permitted by applicable
                                                                                law. (For the purpose of this restriction,
                                                                                none of the following is deemed to be, or to
                                                                                create a class of, senior securities: any
                                                                                permissible borrowing; any collateral
                                                                                arrangement with respect to options, futures
                                                                                contracts, options on futures contracts, or
                                                                                other financial instruments, or with respect
                                                                                to initial or variation margin and the
                                                                                purchase or sale of, or the Fund's otherwise
                                                                                entering into, options, forward contracts,
                                                                                futures contracts, options on futures
                                                                                contracts, or other financial instruments.)"

----------------------------------------- ------------------------------------- --------------------------------------

                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

----------------------------------------- ------------------------------------- --------------------------------------
PROPOSAL                                  CURRENT POLICY                        REVISED POLICY
----------------------------------------- ------------------------------------- --------------------------------------
I. H. Proposal to revise the Fund's       "The Fund will not invest in          "The Fund will not invest in
fundamental policy regarding investing    commodities or commodity contracts    commodities or commodity contracts,
in commodities or commodity contracts     other than forward foreign currency   except that it may purchase or sell
                                          exchange contracts."                  financial futures contracts and
                                                                                options and other financial
                                                                                instruments."

----------------------------------------- ------------------------------------- --------------------------------------
I.O. Proposal to revise the Fund's        "The Fund will not issue senior       "The Fund will not issue any class
fundamental policy regarding issuing      securities except to the extent       of securities which is senior to the
shares senior to the Fund's shares of     permitted by the Investment Company   Fund's shares of beneficial
beneficial interest                       Act."                                 interest.  (For the purpose of this
                                                                                restriction, none of the following is deemed
                                                                                to be, or to create a class of, senior
                                                                                securities: any permissible borrowing; any
                                                                                collateral arrangement with respect to
                                                                                options, futures contracts, options on
                                                                                futures contracts, or other financial
                                                                                instruments, or with respect to initial or
                                                                                variation margin; and the purchase or sale
                                                                                of, or the Fund's otherwise entering into,
                                                                                options, forward contracts, futures
                                                                                contracts, options on futures contracts, or
                                                                                other financial instruments.)"
----------------------------------------- ------------------------------------- --------------------------------------

                       SCHRODER U.S. LARGE CAP EQUITY FUND

----------------------------------------- ------------------------------------- --------------------------------------
PROPOSAL                                  CURRENT POLICY                        REVISED POLICY
----------------------------------------- ------------------------------------- --------------------------------------
I. A.  Proposal to eliminate the Fund's   "The Fund will not effect short       Current policy will be eliminated.
fundamental policy regarding short sales  sales, purchase any security on margin or write or purchase put and
                                          call options."
----------------------------------------- ------------------------------------- --------------------------------------
I. E.  Proposal to eliminate the Fund's   "The Fund will not invest in          Current policy will be eliminated.
fundamental policy regarding              companies for the purpose of
investments made for the purpose of       exercising control or management."
gaining control of a company's
management
----------------------------------------- ------------------------------------- --------------------------------------
I. F.  Proposal to revise the Fund's      "The Fund will not acquire more       "The Fund will not, as to 75% of its
fundamental policy regarding limits       than 10% of the voting securities of  total assets, invest in a security if,
on acquiring the voting securities of     any one issuer."                      as a result of such investment, it
any one issuer                                                                  would hold more than 10% (taken at the
                                                                                time of such investment) of the
                                                                                outstanding voting securities of any
                                                                                one issuer; provided that this
                                                                                limitation does not apply to
                                                                                securities issued or guaranteed as to
                                                                                principal or interest by the U.S.
                                                                                Government or its agencies or
                                                                                instrumentalities or to securities of
                                                                                other investment companies."
----------------------------------------- ------------------------------------- --------------------------------------
I. H. Proposal to revise the Fund's       "The Fund will not engage in the      "The Fund will not invest in
fundamental policy regarding              purchase and sale of commodities      commodities or commodity
investing in commodities or               or commodity contracts."              contracts, except that it may
commodity contracts                                                             purchase or sell financial futures
                                                                                contracts and options and other
                                                                                financial instruments."
----------------------------------------- ------------------------------------- --------------------------------------
I. I. Proposal to eliminate the Fund's    "The Fund will not effect short       Current policy will be eliminated.
fundamental policy regarding purchasing   sales, purchase any security on
securities on margin                      margin or write or purchase put and
                                          call options."

----------------------------------------- ------------------------------------- --------------------------------------
I. J. Proposal to eliminate the Fund's    "The Fund will not effect short         Current policy will be eliminated.
policy regarding puts and calls           sales, purchase any security on
                                          margin or write or purchase put and
                                          call options."
----------------------------------------- -------------------------------------   --------------------------------------

----------------------------------------- -------------------------------------   --------------------------------------
PROPOSAL                                  CURRENT POLICY                          REVISED POLICY
----------------------------------------- -------------------------------------   --------------------------------------
I. K. Proposal to revise the Fund's       "The Fund will not make loans to      "The Fund will not make loans to
fundamental policy regarding lending      other persons except that it may      other persons, except that it may
portfolio securities                      purchase evidences of indebtedness    purchase evidences of indebtedness
                                          of a type distributed privately to    of a type distributed privately to
                                          financial institutions but not in     financial institutions but not in
                                          excess of 10% of the value of its     excess of 10% of the value of its
                                          total assets."                        total assets (provided that, for the
                                                                                purposes of this restriction, entering into
                                                                                repurchase agreements, lending portfolio
                                                                                securities, acquiring corporate debt
                                                                                securities and investing in U.S. Government
                                                                                obligations, short-term commercial paper,
                                                                                certificates of deposit and bankers'
                                                                                acceptances shall not be considered the
                                                                                making of a loan)."

----------------------------------------- ------------------------------------- --------------------------------------
I. N. Proposal to eliminate the Fund's    "The Fund will not engage in the      Current policy will be eliminated.
fundamental policy regarding              purchase and sale of illiquid
investments in illiquid securities        interests in real estate, including
                                          illiquid interests in real estate
                                          investment trusts."
----------------------------------------- ------------------------------------- --------------------------------------

----------------------------------------- -------------------------------------   --------------------------------------
PROPOSAL                                  CURRENT POLICY                          REVISED POLICY
----------------------------------------- -------------------------------------   --------------------------------------
I. O. Proposal to revise the Fund's       "The Fund will not issue senior         "The Fund will not issue any class
fundamental policy regarding issuing      securities except that:  (1) it may     of securities which is senior to the
shares senior to the Fund's shares of     borrow money from a bank on its         Fund's shares of beneficial
beneficial interest                       promissory note or other evidence       interest.  (For the purpose of this
                                          of indebtedness (any such borrowing     restriction, none of the following
                                          may not exceed one-third of the         is deemed to be, or to create a
                                          Fund's total assets after the           class of, senior securities: any
                                          borrowing); (2) if at any time such     borrowing permitted by the Fund's
                                          borrowing exceeds such one-third        other fundamental investment
                                          limitation, the Fund would within       policies; any collateral arrangement
                                          three days thereafter (not              with respect to options, futures
                                          including Sundays or holidays) or       contracts, options on futures
                                          such longer period as the               contracts, or other financial
                                          Securities and Exchange Commission      instruments, or with respect to
                                          may prescribe by rules and              initial or variation margin; and the
                                          regulations, reduce its borrowings      purchase or sale of, or the Fund's
                                          to the limitation; and (3) might or     otherwise entering into, options,
                                          might not be secured and, if            forward contracts, futures
                                          secured, all or any part of the         contracts, options on futures
                                          Fund's assets could be pledged.  To     contracts, or other financial
                                          comply with such limitations, the       instruments.)"
                                          Fund might be required to dispose
                                          of certain assets when it might be
                                          disadvantageous to do so.  Any such
                                          borrowings would be subject to
                                          Federal Reserve Board regulations.
                                          (As a non-fundamental policy, the
                                          Fund does not borrow for investment
                                          purposes.)"
----------------------------------------- -------------------------------------   --------------------------------------
I. P. Proposal to eliminate the Fund's    "The Fund will not invest in other      Current policy will be eliminated.
fundamental policy regarding the          investment companies."
purchase of securities of other
investment companies
----------------------------------------- -------------------------------------   --------------------------------------
I. Q. Proposal to revise the Fund's       "The Fund will not underwrite           "The Fund will not underwrite
fundamental policy regarding              securities of other issuers, except     securities of other issuers (except
underwriting of securities of other       that the Fund may acquire portfolio     to the extent that, in connection
issuers                                   securities, not in excess of 10% of     with the disposition of its
                                          the value of its total assets,          portfolio investments, it may be
                                          under circumstances where if sold       deemed to be an underwriter under
                                          it might be deemed to be an             U.S. securities laws)."
                                          underwriter for the purposes of the
                                          Securities Act of 1933, as amended."
----------------------------------------- -------------------------------------   --------------------------------------

----------------------------------------- -------------------------------------   --------------------------------------
PROPOSAL                                  CURRENT POLICY                          REVISED POLICY
----------------------------------------- -------------------------------------   --------------------------------------
I. R. Proposal to eliminate the Fund's    "The Fund will not acquire              Current policy will be eliminated.
fundamental policy limiting aggregate     securities described in the two
acquisition of underwritten securities    immediately preceding fundamental
and certain evidences of indebtedness     policies [i.e., securities of other
                                          issuers underwritten by the Fund
                                          and evidences of indebtedness of a
                                          type distributed privately to
                                          financial institutions] which in
                                          the aggregate exceed 10% of the
                                          value of the Fund's total assets."
----------------------------------------- -------------------------------------   --------------------------------------

                      SCHRODER U.S. SMALLER COMPANIES FUND

----------------------------------------- ------------------------------------- --------------------------------------
PROPOSAL                                  CURRENT POLICY                        REVISED POLICY
----------------------------------------- ------------------------------------- --------------------------------------
I. C.  Proposal to eliminate the Fund's   "The Fund will not pledge, mortgage   Current policy will be eliminated.
fundamental policy regarding pledging     or hypothecate its assets to an
or otherwise encumbering assets           extent greater than 10% of the
                                          value of the total assets of the Fund;
                                          however, this does not prohibit the
                                          escrow arrangements contemplated by
                                          the put and call activities of the
                                          Fund or other collateral or margin
                                          arrangements in connection with any of
                                          the Hedging Instruments, which it may
                                          use as permitted by any of its other
                                          fundamental policies."

----------------------------------------- ------------------------------------- --------------------------------------
I. D.  Proposal to eliminate the Fund's   "The Fund will not invest in          Current policy will be eliminated.
fundamental policy regarding              interests in oil, gas or other
investments in oil, gas, or other         mineral exploration or development
mineral leases, rights or royalty         programs (but may purchase readily
contracts                                 marketable securities of companies
                                          which operate, invest in, or sponsor
                                          such programs)."
----------------------------------------- ------------------------------------- --------------------------------------
I. E.  Proposal to eliminate the Fund's   "The Fund will not invest in          Current policy will be eliminated.
fundamental policy regarding              companies for the purpose of
investments made for the purpose of       acquiring control or management
gaining control of a company's            thereof."
management
----------------------------------------- ------------------------------------- --------------------------------------
I. I. Proposal to eliminate the Fund's    "The Fund will not purchase           Current policy will be eliminated.
fundamental policy regarding              securities on margin; however, the
purchasing securities on margin           Fund may make margin deposits in
                                          connection with any Hedging
                                          Instruments, which it may use as
                                          permitted by any of its other
                                          fundamental policies."
----------------------------------------- ------------------------------------- --------------------------------------
I. J. Proposal to eliminate the Fund's    "The Fund will not purchase or        Current policy will be eliminated.
policy regarding puts and calls           write puts or calls except as
                                          permitted by any of its other
                                          fundamental policies."
----------------------------------------- ------------------------------------- --------------------------------------

SCHRODER EMERGING MARKETS FUND

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
             PROXY FOR MEETING OF SHAREHOLDERS ON DECEMBER 13, 2001

The undersigned hereby appoints Barbara Gottlieb, Catherine A. Mazza, and Carin
F. Muhlbaum, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them, or any of them, to represent and to vote, as designated below, at the Meeting of Shareholders (the "Meeting") of Schroder Emerging Markets Fund (the "Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), to be held at the offices of the Trust, 787 Seventh Avenue, 34th Floor, New York, New York 10019 on December 13, 2001 at 2:00 p.m. (Eastern Time), and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER SIGNING BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. TO VOTE BY MAIL, PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY
---
IN THE ENCLOSED ENVELOPE.



                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR each Proposal.

                                                                                         For          Against       Abstain
                                                                                         ---          -------       -------
I.O          To revise the Fund's fundamental policy regarding issuing shares
             senior to the Fund's shares of beneficial interest.                          []            []            []

II.          To amend the Trust Instrument eliminating the requirement of
             shareholder approval in terminating certain series of the Trust.             []            []            []

CONTROL NUMBER:
RECORD DATE SHARES:
Please be sure to sign and date this Proxy.    Date



---------------------------------     ---------------------------------
Shareholder sign here                  Co-owner sign here



PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. DETACH CARD

SCHRODER INTERNATIONAL FUND

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
             PROXY FOR MEETING OF SHAREHOLDERS ON DECEMBER 13, 2001

The undersigned hereby appoints Barbara Gottlieb, Catherine A. Mazza, and Carin
F. Muhlbaum, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them, or any of them, to represent and to vote, as designated below, at the Meeting of Shareholders (the "Meeting") of Schroder International Fund (the "Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), to be held at the offices of the Trust, 787 Seventh Avenue, 34th Floor, New York, New York 10019 on December 13, 2001 at 2:00 p.m. (Eastern
Time), and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER SIGNING BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. TO VOTE BY MAIL, PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY
---
IN THE ENCLOSED ENVELOPE.


                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR each Proposal.

                                                                                                 For          Against       Abstain
                                                                                                 ---          -------       -------
I. A         To eliminate the Fund's fundamental policy regarding short sales.                    []            []            []

I. B         To revise the Fund's fundamental policy regarding borrowing.                         []            []            []

I. C         To eliminate the Fund's fundamental policy regarding pledging or
             otherwise encumbering assets.                                                        []            []            []

I. D         To eliminate the Fund's fundamental policy regarding investments in
             oil, gas, or other mineral leases, rights or royalty contracts.                      []            []            []

I. E         To eliminate the Fund's fundamental policy regarding investments
             made for the purpose of gaining control of a company's management.                   []            []            []

I. F         To revise the Fund's fundamental policy regarding limits on
             acquiring the voting securities of any one issuer.                                   []            []            []

I. G         To revise the Fund's fundamental policy regarding limits on
             investing assets of the Fund in any one issuer.                                      []            []            []

I. H         To revise the Fund's fundamental policy regarding investing in
             commodities or commodity contracts.                                                  []            []            []

I. I         To eliminate the Fund's fundamental policy regarding purchasing
             securities on margin.                                                                []            []            []

I. J         To eliminate the Fund's fundamental policy regarding puts and calls.                 []            []            []

I. K         To revise the Fund's fundamental policy regarding lending portfolio
             securities.                                                                          []            []            []

I. L         To eliminate the Fund's fundamental policy regarding investing in
             warrants.                                                                            []            []            []

I. M         To eliminate the Fund's fundamental policy regarding the purchase
             of outstanding securities of a closed-end investment company.                        []            []            []

I. N         To eliminate the Fund's fundamental policy regarding investments in
             illiquid securities.                                                                 []            []            []

II.          To amend the Trust Instrument eliminating the requirement of
             shareholder approval in terminating certain series of the Trust.                     []            []            []


CONTROL NUMBER:
RECORD DATE SHARES:
Please be sure to sign and date this Proxy.    Date



---------------------------------     ---------------------------------
Shareholder sign here                  Co-owner sign here



PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. DETACH CARD

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
             PROXY FOR MEETING OF SHAREHOLDERS ON DECEMBER 13, 2001

The undersigned hereby appoints Barbara Gottlieb, Catherine A. Mazza, and Carin
F. Muhlbaum, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them, or any of them, to represent and to vote, as designated below, at the Meeting of Shareholders (the "Meeting") of Schroder International Smaller Companies Fund (the "Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), to be held at the offices of the Trust, 787 Seventh Avenue, 34th Floor, New York, New York 10019 on December 13, 2001 at 2:00 p.m. (Eastern Time), and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER SIGNING BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. TO VOTE BY MAIL, PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY
---
IN THE ENCLOSED ENVELOPE.


                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR each Proposal.



                                                                                       For          Against       Abstain
                                                                                       ---          -------       -------
I. H         To revise the Fund's fundamental policy regarding investing in
             commodities or commodity contracts.                                        []            []            []

I.O          To revise the Fund's fundamental policy regarding issuing shares
             senior to the Fund's shares of beneficial interest.                        []            []            []

II.          To amend the Trust Instrument eliminating the requirement of
             shareholder approval in terminating certain series of the Trust.           []            []            []


CONTROL NUMBER:
RECORD DATE SHARES:
Please be sure to sign and date this Proxy.    Date



---------------------------------     ---------------------------------
Shareholder sign here                  Co-owner sign here



PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. DETACH CARD

SCHRODER U.S. SMALLER COMPANIES FUND

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
             PROXY FOR MEETING OF SHAREHOLDERS ON DECEMBER 13, 2001

The undersigned hereby appoints Barbara Gottlieb, Catherine A. Mazza, and Carin
F. Muhlbaum, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them, or any of them, to represent and to vote, as designated below, at the Meeting of Shareholders (the "Meeting") of Schroder U.S. Smaller Companies Fund (the "Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), to be held at the offices of the Trust, 787 Seventh Avenue, 34th Floor, New York, New York 10019 on December 13, 2001 at 2:00 p.m. (Eastern Time), and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER SIGNING BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.
---
TO VOTE BY MAIL, PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR each Proposal.

                                                                                     For          Against       Abstain
                                                                                     ---          -------       -------
I. C         To eliminate the Fund's fundamental policy regarding pledging or
             otherwise encumbering assets.                                            []            []            []

I. D         To eliminate the Fund's fundamental policy regarding investments in
             oil, gas, or other mineral leases, rights or royalty contracts.          []            []            []

I. E         To eliminate the Fund's fundamental policy regarding investments
             made for the purpose of gaining control of a company's managemnt.        []            []            []

I. I         To eliminate the Fund's fundamental policy regarding purchasing
             securities on margin.                                                    []            []            []

I. J         To eliminate the Fund's fundamental policy regarding puts and calls.     []            []            []

II.          To amend the Trust Instrument eliminating the requirement of
             shareholder approval in terminating certain series of the Trust.         []            []            []

CONTROL NUMBER:
RECORD DATE SHARES:
Please be sure to sign and date this Proxy.    Date



---------------------------------     ---------------------------------
Shareholder sign here                  Co-owner sign here



PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. DETACH CARD

SCHRODER U.S. LARGE CAP EQUITY FUND

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
             PROXY FOR MEETING OF SHAREHOLDERS ON DECEMBER 13, 2001

The undersigned hereby appoints Barbara Gottlieb, Catherine A. Mazza, and Carin
F. Muhlbaum, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them, or any of them, to represent and to vote, as designated below, at the Meeting of Shareholders (the "Meeting") of Schroder U.S. Large Cap Equity Fund (the "Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), to be held at the offices of the Trust, 787 Seventh Avenue, 34th Floor, New York, New York 10019 on December 13, 2001 at 2:00 p.m. (Eastern Time), and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER SIGNING BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.
---
TO VOTE BY MAIL, PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR each Proposal.


                                                                                      For          Against       Abstain
                                                                                      ---          -------       -------
I. A         To eliminate the Fund's fundamental policy regarding short sales.         []            []            []

I. E         To eliminate the Fund's fundamental policy regarding investments
             made for the purpose of gaining control of a company's management.        []            []            []

I. F         To revise the Fund's fundamental policy regarding limits on
             acquiring the voting securities of any one issuer.                        []            []            []

I. H         To revise the Fund's fundamental policy regarding investing in
             commodities or commodity contracts.                                       []            []            []

I. I         To eliminate the Fund's fundamental policy regarding purchasing
             securities on margin.                                                     []            []            []

I. J         To eliminate the Fund's fundamental policy regarding puts and calls.      []            []            []

I. K         To revise the Fund's fundamental policy regarding lending portfolio
             securities.                                                               []            []            []

I. N         To eliminate the Fund's fundamental policy regarding investments in
             illiquid securities.                                                      []            []            []

I.O          To revise the Fund's fundamental policy regarding issuing shares
             senior to the Fund's shares of beneficial interest.                       []            []            []

I. P         To eliminate the Fund's fundamental policy regarding the purchase
             of securities of other investment companies.                              []            []            []

I. Q         To revise the Fund's fundamental policy regarding underwriting of
             securities of other issuers.                                              []            []            []

I. R         To eliminate the Fund's fundamental policy limiting aggregate acquisition of underwritten securities and certain evidences of
             indebtedness.                                                             []            []            []

II.          To amend the Trust Instrument eliminating the requirement of
             shareholder approval in terminating certain series of the Trust.          []            []            []


CONTROL NUMBER:
RECORD DATE SHARES:
Please be sure to sign and date this Proxy.    Date



---------------------------------     ---------------------------------
Shareholder sign here                  Co-owner sign here



PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. DETACH CARD

                                 SCHRODER FUNDS
                                TELEPHONE SCRIPT


INTRODUCTION

Hello, my name is __________. I'm calling from DF King & Co., Inc., on behalf of your investment in the Schroder Funds. May I please speak with __________? (If shares are registered jointly, ask to speak with one of the shareholders; If shares are registered in the form of an entity, ask to speak with someone authorized to vote the shares).


The Funds mailed you proxy material concerning the upcoming meeting of shareholders, which is scheduled for December 13, 2001. I am calling to find out if you have received these materials. Do you have a moment?

Have you received the proxy materials in the mail?

         If not, then help the shareholder obtain the material he requires. If a NOBO, he/she should contact his/her broker. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

Are you familiar with the proposals?  Do you have any questions?

         Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members has recommended that he/she vote in favor of all proposals. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. If you like, I can record your vote over the telephone right now. Okay?

         Allow the person to give you a response. If the person says he/she has already sent in the proxy, do not ask how he/she voted.

Here is how we will proceed. I will record this phone call. I will ask you for your name, your address and the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will ask how many shares you own (answer optional) and confirm that you have received the proxy materials. Then I will take your votes. Within 72 hours, you will be mailed a letter confirming your votes, which will tell you how to make any changes you wish. Are you ready?

BEGIN THE VOTE


At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from DF King & Co. on behalf of the Schroder Funds. Today's date is __________ and the time is __________.

May I please have your full name? If shareholder is an entity, may I please have your title? Can you confirm that you are authorized to direct the voting of your Schroder Funds shares?

May I please have your address?

May I have the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

Input the last 4 digits of the SSN. You may NOT proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his shares. However, if the shareholder continues to resist, you have no choice but to politely end the call.

Have you received the proxy materials?


ACTUAL VOTING

Your Board Members are asking you to consider a series of proposals which they have studied carefully. They recommend that you vote in favor of all proposals. Would you like to vote in favor of all the proposals as recommended by your Board?

          If you are required to read the proposals individually, end each proposal by saying, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" For most proposals, the valid responses are

                                    F = For proposal.
                                    A = Against proposal.
                                    B = Abstain.

         For Director voting, the only valid responses are:

                                    F = For at least one or more of the
                                    nominees. W = Withhold authority for all nominees.

CLOSING

I have recorded your votes. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the fund.


In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

                                 SCHRODER FUNDS


------------------------------------------------------------------------------
                            ANSWERING MACHINE MESSAGE
------------------------------------------------------------------------------

Hello, this is _______ calling on behalf of the SCHRODER FUNDS. You should have received material in the mail concerning the combined SPECIAL SHAREHOLDERS MEETING scheduled to be held on DECEMBER 13, 2001.

At your earliest convenience, please sign, date, and return the proxy card in the envelope provided. If you have any questions, need proxy material or would like to vote by telephone, please call 1-800-848-3405.

Thank you for your consideration.